  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
April 8, 2021
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, $0.01 Par Value	SMED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is a an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Item 9.01    Financial Statement and Exhibits.

        SIGNATURES

        INDEX TO EXHIBITS

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2021, the Compensation Committee of the Board of Directors of Sharps Compliance Corp. (the "Company", "Sharps" or "we".) (“Compensation Committee”): (i) approved changes to the Executive Compensation and Incentive Plan (“ECIP”) effective for fiscal year 2021 (ending June 30, 2021) (the “FY 2021 ECIP”), (ii) established a ECIP for fiscal year 2022 (ending June 30, 2022) (the “FY 2022 ECIP”), (iii) approved certain other changes to executive compensation, including base compensation changes and (iv) approved stock retention guidelines for officers and directors.

FY 2021 ECIP Changes:

The Compensation Committee will consider, on a discretionary basis, paying out higher cash bonuses than those included in the current FY 2021 ECIP. The current FY 2021 ECIP includes a potential cash bonus to be paid to specific Company executives assuming achievement of predetermined goals and based on a percentage of their base compensation, including a payout to the Chief Executive Officer ("CEO") at 30% of his base salary, the Chief Financial Officer ("CFO") at 25% of her base salary and the remainder to other specific Company executives at 20% of their respective base salaries.

The Compensation Committee replaced the existing potential stock option awards in the FY 2021 ECIP, totaling 294,400 stock options, with restricted stock to be awarded if Budgeted financial targets are achieved by the Company. Such stock awards to be awarded will be calculated as the difference between the Company’s stock price on the Measurement Date (defined as two business days after the Company’s fiscal year end earnings release date) and $7.00 per share, multiplied by the original number of stock options assigned to specific Company executives and employees as shown below. The restricted stock will be issued at the Measurement Date and vest ratably over four years (25% per year). For example purposes, should the Company’s stock price at the Measurement Date be $18 per share, the Company would award 179,910 total restricted stock awards as shown in the table below.

	Original ECIP Stock Options	Example: Restricted Shares at $18

CEO	102,400	62,578
CFO	51,200	31,289
Other Officers and Management	76,800	46,932
Other Employees	64,000	39,111

The Compensation Committee also approved a potential one-time cash performance bonus to the Company’s CFO in the amount of $50,000 associated with an individual performance goal related to the 2021 fiscal year to be evaluated and determined at the Measurement Date.

FY 2022 ECIP:

The FY 2022 ECIP provides an annual short-term cash bonus and an annual long-term restricted stock pool.

Award Opportunities. Covered participants under the FY 2022 ECIP will be eligible for an annual incentive cash bonus, weighted by Performance Measure, if the Company achieves certain FY 2022 ECIP Performance Measures as specified below. If the financial and discretionary targets are achieved, a cash bonus (estimated total of $473,250) will be paid to specific Company executives based on a percentage of their base compensation, including a payout to the CEO at 50% of his base salary, the CFO at 40% of her base salary and the remainder to other specific Company executives at 25% of their respective base salaries.

The FY 2022 ECIP also includes an equity component as follows (i) time based restricted stock to be awarded on July 1, 2021 and (ii) performance based restricted stock to be awarded if the Performance Measures as specified below are achieved. The restricted stock would vest ratably over the four years after the award date and be issued on July 1, 2021 for time based restricted stock or the Measurement Date for performance based restricted stock. The following table shows long-term equity awards by recipient, assuming all targets are met, with restricted shares estimated based on a stock price of $18. The actual number of shares will change based on the stock price at the award date.

	Time Based Awards		Performance Based Awards
	% of Base Comp	Estimated # of Shares (1)	% of Base Comp	Estimated # of Shares (1)
CEO	80%	17,778	120%	26,667
CFO	60%	9,167	100%	15,278
Other Executives and Management	40%	18,177	60%	27,267
Other Employees	n/a (2)	10,587	n/a (2)	16,235
Total		55,706		85,446

(1)    Estimated number of shares as base compensation x % of base compensation divided by an estimated $18/share stock price. The actual number of shares awarded will be determined by the price of the Company’s stock on July 1, 2021 for time based restricted stock or the Measurement Date for performance based restricted stock.
(2)    Employee shares will be calculated as 19% of the total shares awarded to executives and management.

Performance for the annual cash bonus and performance based restricted stock awards is measured at the Measurement Date (the close of business two business days after the Company’s earnings release for the most recently completed fiscal year).

Performance Measures – The FY 2022 ECIP performance targets include the following:
•    Achievement of a pre-established amount of annual revenue for the period – weighted 50%
•    Achievement of a pre-established amount of annual net income before income taxes - weighted 25%
•    Discretionary Portion – weighted 25% – approved by the Committee based on positioning the Company for future growth.

Base Compensation and Other:

The Compensation Committee approved changes to base compensation for certain executive officers and a title change for the CFO, all of which are effective on April 8, 2021, as shown below.

Executive Officer	Position	New Base Salary
David P. Tusa	Chief Executive Officer and President (Principal Executive Officer)	$400,000
Diana P. Diaz	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	$275,000
Gregory C. Davis	Vice President of Operations	$243,750
Dennis Halligan	Vice President of Marketing	$209,000

The CEO’s Employment Agreement was amended to state the cash portion of the severance payment applicable in the event of termination without cause, including Employment Agreement non-renewal or termination following a change in control to $525,000.
Stock Retention Guidelines:

The Compensation Committee approved stock retention guidelines, effective July 1, 2021, which require each officer and director to beneficially own certain amounts of the Company’s common stock over a four-year period. Stock ownership includes: (i) common stock owned, (ii) time-vested restricted stock and (iii) performance based restricted stock already earned and subject to continued time vesting. Ownership guidelines vary based on position and require the officers and directors to own, at a minimum, either a specified number of shares or a number of shares of common stock having a market value equal to or in excess of a specified multiple of the officer’s base compensation or director’s annual cash retainer as follows:

	Holding Requirement: Lower of
	Share Value / Base Compensation or Annual Retainer	Number of Shares
Officers:
CEO	4x	88,900
CFO	3x	45,800
Other Officers	2x	27,000
Directors:
Chair	4x	16,700
Other Directors	4x	11,100

Any officer or director not meeting the ownership guidelines will be required to retain 75% of after-tax shares granted on or after July 1, 2021 until the ownership guideline is achieved. Each officer or director has four years from the effective date of the policy, hire date or election date to achieve compliance. Each officer and director is currently in compliance, or within the four year grace period.

Item 9.01.    Financial Statements and Exhibits.
        None
Exhibits

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2021                     SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit number	Description
10.1	Executive Employment Agreement Amendment
10.2	Agreement Amendment